Exhibit 10.7(c)

June 1, 2014

Blackwater Capital Management, LLC

470 Headquarters Plaza

East Tower - 4th Floor

Morristown, N.J. 07960

Attention: Mr. Andy Silwanowicz

Re:	Management Agreement Renewals

Dear Mr. Silwanowicz:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2015 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio L.P.
•	Global Diversified Futures Fund L.P.
•	Blackwater Master Fund L.P.
•	MSSB Spectrum Technical L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mrs. Alice Lonero at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1304.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Alice Lonero
Alice Lonero
Chief Financial Officer

BLACKWATER CAPITAL MANAGEMENT LLC

By:	/s/ Andrew Silwanowicz

Print Name:	Andrew Silwanowicz, Principal

AL/sr